Events after the reporting period	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Events after the reporting period

33	Events after the reporting period
(a)	Payments of dividends to non-controlling interest

On January 19, 2026, Pollarix paid interim dividends related to previous quarters, totaling USD 31,290 (BRL 167,880). Of this amount, USD 24,853 (BRL 133,344) was fully settled to non-controlling interests, while USD 6,437 (BRL 34,535) was paid to Nexa BR.

(b)	Tax claim payments

In January of 2026, the Company paid the amount of US$ 12,210 regarding specific Peruvian uncertain income tax discussions of other expenses as explained in note 11 (d). Such payment was placed before the courts, and a provision may be recorded against such amount in the future if the likelihood of loss becomes probable, or the payments could be recoverable in cash if the Company prevails in these discussions. This payment did not change Nexa´s legal position or estimate related to the tax discussion on December 31, 2025.

(c)	Share premium reimbursement

On February 26, 2026, the Company’s Board of Directors recommended, subject to approval by the Company’s Annual General Meeting expected to be held on or around June 26, 2026, a cash distribution to the Company’s shareholders of approximately USD 17,454 to be paid on August 26, 2026, as share premium reimbursement, in accordance with the dividend policy effective since January 2025.